UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01    Regulation FD Disclosure.

Senior Notes Offering

On June 3, 2025, Compass Minerals International, Inc. (“Compass Minerals”) issued a press release announcing that it has priced an offering of $650 million aggregate principal amount of 8.000% senior notes due 2030 (the “Notes”) in a private offering. The sale of the Notes is expected to be completed on or about June 16, 2025, subject to customary closing conditions. The Notes will be senior unsecured obligations of Compass Minerals and will be guaranteed by certain of its domestic subsidiaries.

Compass Minerals intends to use the net proceeds from this offering (i) to repay all outstanding amounts under its senior secured credit facility, (ii) to redeem $350 million of its outstanding 6.750% senior notes due 2027 (CUSIP No. (144A) 20451NAG6; (Reg S) U2038LAA0) (the “2027 Notes”), (iii) to pay transaction-related fees and expenses, (iv) for additional cash on its balance sheet and (v) for general corporate purposes.

The Notes and related guarantees will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act.

This Current Report on Form 8-K does not and will not constitute an offer to sell or the solicitation of an offer to buy the Notes and related guarantees, nor will there be any sale of the Notes and related guarantees in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Redemption of 2027 Notes

Compass Minerals has elected to redeem $350 million aggregate principal amount outstanding of its 2027 Notes, which were issued pursuant to an indenture, dated as of November 26, 2019 (the “Indenture”), among Compass Minerals, the guarantors named therein and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”) (the “Redemption”). On June 4, 2025, the Trustee will provide notice of redemption (the “Redemption Notice”) to the record holders of the 2027 Notes in accordance with DTC procedures.

Pursuant to the Redemption Notice, on June 17, 2025 (the “Redemption Date”), Compass Minerals will redeem $350 million aggregate principal amount outstanding of the 2027 Notes at a redemption price equal to 101.125% of the principal amount of such 2027 Notes and any accrued and unpaid interest, if any, up to, but excluding, the Redemption Date (the “Redemption Price”). After the Redemption Date, interest on each 2027 Note to be redeemed will cease to accrue. Upon completion of the Redemption, $150 million aggregate principal amount of the 2027 Notes will remain outstanding.

The press release relating to the pricing of the Notes offering and the Redemption is attached as Exhibit 99.1 and is incorporated by reference.

Credit Agreement Amendment

Concurrently with the closing of the offering of the Notes, the Company expects to amend the terms of its senior secured credit agreement due May 5, 2028, as amended from time to time prior to the date hereof (the “Existing Amended and Restated Credit Agreement”) to, among other things, (i) remove the automatic periodic step-downs in the aggregate revolving commitments, with the aggregate revolving commitments to be fixed at $325.0 million at and after the closing of the amendment, (ii) permit the issuance of the Notes, with the net cash proceeds therefrom to be used to prepay all outstanding loans under the Existing Amended and Restated Credit Agreement, (iii) permit the Company to utilize certain baskets under the covenants restricting the incurrence of indebtedness and liens and the making of investments, dividends and other distributions, and junior debt prepayments, in each case that were unavailable during the covenant relief period under the Existing Amended and Restated Credit Agreement and (iv) modify the financial maintenance covenants, which are tested on a quarterly basis, as follows: (A) replace the current leverage-based covenant, which requires compliance with a maximum ratio of consolidated total net indebtedness to consolidated EBITDA of 6.50 to 1.00 (with a step-down to 5.75 to 1.00 on December 31, 2025, and a further step-down to 4.75 to 1.00 on March 31, 2026) with a leverage-based covenant which requires compliance with a maximum ratio of consolidated first lien net indebtedness to consolidated EBITDA of 2.75 to 1.00 (with a step-down to 2.50 to 1.00 on December 31, 2025) and (B) lower the required minimum ratio of consolidated EBITDA to consolidated interest expense from 2.00 to 1.00 (with a step-up to 2.25 to 1.00 on March 31, 2026) to 1.50 to 1.00. The Company has obtained the requisite lender consents for the amendment to the Existing Amended and Restated Credit Agreement.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on June 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: June 3, 2025	By:	/s/ Peter Fjellman
Name: Peter Fjellman
Title: Chief Financial Officer